UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2016

ARMADA HOFFLER PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-35908 (Commission File Number)	46-1214914 (IRS Employer Identification No.)

222 Central Park Avenue, Suite 2100 Virginia Beach, Virginia (Address of principal executive offices)	23462 (Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 1, 2016, Armada Hoffler Properties, Inc. (the “Company”) filed an amended Current Report on Form 8-K/A for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K in connection with the Company’s acquisition of a portfolio of 11 retail properties (the “Retail Portfolio”) on January 14, 2016. The financial statements of the Retail Portfolio included therein were for the nine months ended September 30, 2015 (unaudited) and the year ended December 31, 2014.

As previously reported, the Company acquired Southgate Square on April 29, 2016 and Southshore Shops on August 4, 2016.

The Company is filing this Current Report on Form 8-K to file: (i) the financial statement of the Retail Portfolio for the year ended December 31, 2015; (ii) financial statements of Southgate Square and Southshore Shops in order to satisfy the requirement of Rule 3-14 of Regulation S-X that relates to the acquisition of one or more properties since January 1, 2016 that are individually insignificant, but significant in the aggregate, to the Company; and (iii) updated pro forma financial information that gives effect to the acquisitions of the Retail Portfolio, Southgate Square and Southshore Shops.

Item 9.01	Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

•	Audited Combined Statement of Revenues and Certain Operating Expenses of the Retail Portfolio for the year ended December 31, 2015. (1)

•	Notes to Combined Statement of Revenues and Certain Operating Expenses of the Retail Portfolio. (1)

•	Statements of Revenues and Certain Operating Expenses of Southgate Square for the three months ended March 31, 2016 (unaudited) and the year ended December 31, 2015 (audited). (2)

•	Notes to Statements of Revenues and Certain Operating Expenses of Southgate Square. (2)

•	Statements of Revenues and Certain Operating Expenses of Southshore Shops for the six months ended June 30, 2016 (unaudited) and the year ended December 31, 2015 (audited). (3)

•	Notes to Statements of Revenues and Certain Operating Expenses of Southshore Shops. (3)

(b) Pro forma financial information.

•	Unaudited Pro Forma Consolidated Balance Sheet of the Company as of June 30, 2016. (4)

•	Unaudited Pro Forma Consolidated Statement of Operations of the Company for the six months ended June 30, 2016. (4)

•	Unaudited Pro Forma Consolidated Statement of Operations of the Company for the year ended December 31, 2015. (4)

(1)    Filed as Exhibit 99.1 and incorporated herein by reference.
(2)    Filed as Exhibit 99.2 and incorporated herein by reference.
(3)    Filed as Exhibit 99.3 and incorporated herein by reference.
(4)    Filed as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.
23.2	Consent of Cherry Bekaert LLP.
99.1	Financial Statement of the Retail Portfolio.
99.2	Financial Statements of Southgate Square.
99.3	Financial Statements of Southshore Shops.
99.4	Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Dated: October 19, 2016	By: /s/ Michael P. O’Hara__________________
Michael P. O’Hara
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.
23.2	Consent of Cherry Bekaert LLP.
99.1	Financial Statement of the Retail Portfolio.
99.2	Financial Statements of Southgate Square.
99.3	Financial Statements of Southshore Shops.
99.4	Pro Forma Financial Information.